UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                               September 19, 2002
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

Item 5. Other Events


On August 27, 2002, Commonwealth Edison Company (ComEd) received a Letter Order from the Deputy Executive Director and Chief Accountant of the Federal Energy Regulatory Commission (FERC) directing ComEd to remove from its books the amount of goodwill associated with the generating assets and power marketing business that ComEd transferred in January 2001 as part of an Exelon Corporation (Exelon) corporate restructuring to separate generation assets from transmission and distribution assets. The Letter Order also stated that the FERC Staff had been informed by the SEC Staff that the matter was under review. The Letter Order was in response to a request made by ComEd in July 2001 for approval by FERC of accounting entries related to that corporate restructuring.

Since receiving the letter, representatives of Exelon and ComEd have provided information to the FERC as well as to the Office of the Chief Accountant of the Securities and Exchange Commission (SEC). While the matter is still under review by the FERC, Exelon and ComEd understand that the Office of the Chief Accountant of the SEC will not object to the accounting treatment for goodwill that resulted from the application of purchase accounting with respect to the October 2000 merger and the subsequent January 2001 restructuring. The accounting for the restructuring reflected the attribution of goodwill to the transmission and distribution business of ComEd. No further proceedings at the SEC are required with respect to this matter.

For additional information, see Exelon's and ComEd's Current Reports on Form 8-K dated August 27, 2002 and September 3, 2002.



This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation and Commonwealth Edison Company (Registrants). Economic, business, competitive and/or regulatory factors affecting Registrant's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Registrants do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                             EXELON CORPORATION
                             COMMONWEALTH EDISON COMPANY


                             /S/ Ruth Ann M. Gillis
                             ---------------------------------------
                             Ruth Ann M. Gillis
                             Senior Vice President and Chief Financial Officer Exelon Corporation


September 19, 2002